UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                January 20, 2006
                Date of Report (Date of Earliest Event Reported)

                                  ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)


Delaware                              001-13748                13-3092996
(State or other Jurisdiction     (Commission File No.)       (IRS Employer
of  Incorporation)                                          Identification No.)

                                532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On January 20, 2006, ZiLOG, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 pre-announcing its updated preliminary third quarter revenue and gross margin results for the three month and nine month periods ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

          The following exhibit is furnished with this report on Form 8-K:

          99.1    ZiLOG, Inc. press release dated January 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZiLOG, INC.

                                              By: /s/ Perry Grace
                                                  -----------------------------
                                                  Perry Grace
                                                  Chief Financial Officer,
                                                  Vice President of Finance


                                                         Date: January 20, 2006